                                                                Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In  connection  with  Amendment  No. 2 to the  quarterly  report on Form
10-QSB of NEDAK Ethanol,  LLC (the "Company") for the period ended September 30,
2006, as filed with the  Securities  and Exchange  Commission on the date hereof
(the  "Report"),  I,  Timothy  Borer,  Treasurer  and  Secretary of the Company,
certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.   The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                                         /s/ Timothy Borer
                                         ---------------------------------
                                         Treasurer and Principal Financial
                                         Officer
                                         Dated: December 3, 2007